BLACKROCK LIQUIDITY FUNDS

MuniFund

California Money Fund

New York Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 25, 2015 to the Prospectus, Summary Prospectus and Statement of
Additional Information of each Fund dated February 27, 2015

On November 19, 2015, the Board of Trustees of BlackRock Liquidity Funds approved the designation of each of the following Funds as a “retail money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, effective as of September 1, 2016 (the “Effective Date”):

MuniFund

California Money Fund

New York Money Fund

As a result, as of the Effective Date, each Fund will implement policies and procedures reasonably designed to limit beneficial holders to natural persons.

Shareholders should retain this Supplement for future reference.

ALLPRS-LQMF-1115SUP